Other Commitments and Contingencies	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Other Commitments and Contingencies	OTHER COMMITMENTS AND CONTINGENCIES
Assets pledged

(in thousands of $)	June 30, 2021	December 31, 2020
Book value of vessels secured against loans (1)	2,907,343	2,959,535
(1) This excludes the Gimi which is classified as “Asset under development” (note 13) and secured against its specific debt facility (note 16).

As of December 31, 2020, the Revolving Credit Facility was secured by a pledge against our shares in Hygo (note 16). In April 2021, in connection with the closing of the Hygo Merger, certain amendments to the facility were enacted. Whilst most of the existing terms remain substantially unchanged, the key amendments include: (i) changes to the security, with the release of the Hygo shares and the replacement with a pledge against Golar’s holding in 18,627,451 NFE shares, although, if certain requirements are met, the facility allows for the release of a portion of the NFE shares based on a prescribed loan to value ratio; and (ii) a decrease to the interest rate to LIBOR plus a margin of 4.5%.

Capital Commitments

Gandria
We have agreed to contract terms for the conversion of the Gandria to a FLNG. The Gandria is currently in lay-up awaiting delivery to Keppel for conversion. The conversion agreement is subject to certain payments and lodging of a full Notice to Proceed. We have also provided a guarantee to cover the sub-contractor's obligations in connection with the conversion of the vessel.

UK tax lease benefits

As described under note 26 in our audited consolidated financial statements filed with our 2020 Form 20-F, during 2003 and 2004 we entered into six UK tax leases. Under the terms of the leasing arrangements, the benefits are derived primarily from the tax depreciation assumed to be available to the lessors as a result of their investment in the vessels. As is typical in these leasing arrangements, as the lessee we are obligated to maintain the lessor’s after-tax margin. Accordingly, in the event of any adverse tax changes or a successful challenge by the UK Tax Authorities (“HMRC”) with regard to the initial tax basis of the transactions, or in relation to the 2010 lease restructurings, or the early termination of the Methane Princess lease, we may be required to make additional payments principally to the UK vessel lessor, which could adversely affect our earnings or financial position. We would be required to return all, or a portion of, or in certain circumstances significantly more than, the upfront cash benefits that we received in respect of our lease financing transactions, including the 2010 restructurings and subsequent termination transactions.

On April 15, 2021, we completed the disposal of Golar Partners to NFE (as further discussed in note 9) and contemporaneously with completion, Golar Partners voluntarily terminated the Methane Princess lease. Therefore as at June 30, 2021, all six UK tax leases are terminated. Under the indemnity provisions of the Omnibus Agreement entered into with Golar Partners and the Tax Indemnification Agreement entered into with NFE, we have agreed to indemnify NFE in the event of any further tax liabilities in excess of the final scheduled amounts arising from the Methane Princess leasing arrangements and termination thereof. With effect from April 15, 2021, the lessor for the six UK tax leases has a first priority security interest in the Golar Gandria and second priority interests in relation to the Golar Tundra and the Golar Frost which replaced the lessor’s previous security interests in the Golar Spirit, Methane Princess and the Golar Grand.

HMRC has been challenging the use of similar lease structures and has been engaged in litigation of a test case for some years. In August 2015, following an appeal to the Court of Appeal by HMRC which set aside previous judgements in favor of the taxpayer, the First Tier Tribunal (“FTT or the UK court”) ruled in favor of HMRC. The taxpayer in this particular ruling has the election to appeal the courts’ decision, but no appeal has been filed. The judgments of the FTT do not create binding precedent for other UK court decisions and therefore the ruling in favor of HMRC is not binding in the context of our structures. Further, we consider there are differences in the fact pattern and structure between this case and our 2003 leasing arrangements and therefore is not necessarily indicative of any outcome. HMRC has written to our lessor to indicate that they believe our lease may be similar to the case noted above. In December 2019, in conjunction with our lessor, Golar obtained supplementary legal advice confirming our position. Golar's discussions with HMRC on this matter concluded without agreement and, in January 2020 we received a closure notice to the inquiry stating the basis of HMRC's position. Consequently, a notice of appeal against the closure notice was submitted to HMRC. In December 2020, a notice of appeal was submitted to the FTT.
We have recently reopened discussions with HMRC and are now confident of our position towards a potential settlement. As such at June 30, 2021, we have revised our estimate of the reasonably possible loss and recorded a $73.3 million liability, net of amounts paid by our lessor to HMRC and including contingent fees payable contemporaneous with the settlement. Any eventual net cash outflow will be classified as a financing cash outflow given it is deemed to represent additional interest due to the lessor under the now-terminated leasing arrangements.

Legal proceedings and claims

We may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. A provision will be recognized in the financial statements only where we believe that a liability will be probable and for which the amounts are reasonably estimable, based upon the facts known prior to the issuance of the financial statements.

Other

We are party to a shareholders’ agreement with a consortium of investors to fund the development of pipeline infrastructure and a FSRU which are intended to supply two power plants in the Ivory Coast. The project is currently in the initial design phase. Negotiations are underway with third party lenders for the financing of construction costs in the event a positive investment decision is made. During the initial phase of the project, our remaining contractual commitments for this project are estimated to be around €1.1 million ($1.3 million). In the event a positive FID is taken on the project, this could increase up to approximately €15.0 million ($18.0 million). This figure is dependent upon a variety of factors such as whether third party financing is obtained for a portion of the construction costs. The timing of this range of payments is dependent on whether and when FID is made, progress of negotiations with lenders for non-investor financing, and the progress of eventual construction work. The nature of payments to the project could be made in a combination of capital contributions or interest-bearing shareholder loans.